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                                                                   Exhibit 32.10

                                  CERTIFICATION

     The undersigned hereby certify that Crown NorthCorp, Inc.'s report on Form 10-KSB for the annual period ended December 31, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act and the information contained in the report fairly represents, in all material respects, the financial condition and results of operation of the company.


Dated: April 14, 2006                   By: /s/ Ronald E. Roark
                                            ------------------------------------
                                            Ronald E. Roark, Vice Chairman
                                            and Chief Executive Officer


                                        By: /s/ Rick L. Lewis
                                            ------------------------------------
                                            Rick L. Lewis, Vice President,
                                            Treasurer and Chief Financial
                                            Officer


                                        By: /s/ Stephen W. Brown
                                            ------------------------------------
                                            Stephen W. Brown, Secretary

   A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to Crown NorthCorp, Inc. and will be retained by Crown NorthCorp, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.